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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 11, 2008
                Date of Report (date of earliest event reported)

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

      MICHIGAN                     0-452                      38-1093240
  (State or other               (Commission                 (IRS Employer
   jurisdiction                 File Number)              Identification No.)
  of incorporation
  or organization)

                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
                    (Address of principal executive offices)

                                 (517) 423-8411
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     On March 11, 2008, Tecumseh Products Company (the "Company") issued a press release announcing that its Board of Directors (the "Board") had received a letter, dated March 10, 2008, from the Herrick Foundation (the "Foundation"), a shareholder of the Company, in which the Foundation requested, among other things, that the Board form a committee to explore the possible sale of the Company and take various actions to change the Company's corporate governance posture, including seeking shareholder approval at Tecumseh's 2008 annual shareholders meeting to eliminate provisions contained in the Company's amended certificate of incorporation that protect Class A shareholders. The press release also announced that on March 11, 2008, Edwin L. Buker, Chief Executive Officer and President of Tecumseh, sent a letter to the Foundation stating that the requests contained in the Foundation's March 10 letter will be taken seriously by the Board and that the Board will consider them in due course in light of its fiduciary duties. In Mr. Buker's March 11 letter, he further advised the Foundation that neither the Foundation nor any of its representatives or affiliates has been authorized by the Company to pursue a sale of, or any other transaction involving, the Company.

     A copy of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the letter from Mr. Buker to the Foundation is furnished as exhibit 99.2 to this Current Report on Form 8-K and is also incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished with this report:

   EXHIBIT
   NUMBER             DESCRIPTION
-------------         ----------------------------------------------------------

    99.1              Press Release dated March 11, 2008

    99.2 Letter from Tecumseh Products Company to the Herrick Foundation dated March 11, 2008

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2008

                            TECUMSEH PRODUCTS COMPANY

                            By: /s/ James S. Nicholson
                                ------------------------------------------------
                                Name:  James S. Nicholson
                                Title: Vice President, Treasurer and Chief
                                       Financial Officer

NOTE: The information in Item 7.01 of this report and the related exhibits (Exhibits 99.1 and 99.2) is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.